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    SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF
                       KEYSTONE GLOBAL OPPORTUNITIES FUND

The Prospectus and Statement of Additional Information of the above-named fund (the "Fund") are hereby supplemented in the section entitled "Fund Management and Expenses -- Subadviser" as follows:

Under the Subadvisory Agreement between Keystone, the Fund's investment adviser, and CLIAM, the Fund's subadviser, Keystone pays CLIAM at the beginning of each fiscal quarter a fee for its services that represents 50% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets of up to $250,000,000 and 30% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets in excess of $250,000,000. The Fund has no responsibility to pay CLIAM's subadvisory fee.


October 12, 1995